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                                                                   EXHIBIT 10.25




                               NINTH SUPPLEMENT TO

                              INTER-GROUP AGREEMENT

                                between and among

                                   AT&T CORP.,

                              on the one hand, and

                           LIBERTY MEDIA CORPORATION,

                             LIBERTY MEDIA GROUP LLC

                      and each Covered Entity listed on the

                             signature pages hereof,

                               on the other hand,

                            dated as of June 14, 2001
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                    NINTH SUPPLEMENT TO INTER-GROUP AGREEMENT

                  Agreement, dated as of June 14, 2001 (this "Agreement"), between (i) AT&T Corp., a New York corporation ("AT&T"), for itself and on behalf of the members of the Common Stock Group (which for purposes of clarification shall also include the AT&T Wireless Group), (ii) Liberty Media Corporation, a Delaware corporation ("LMC"), Liberty Media Group LLC, a Delaware limited liability company, and for so long as such Covered Entity remains a Covered Entity under the applicable provisions of the AT&T Charter Amendment or is a Covered Entity immediately prior to the Split Off (as defined below), each Covered Entity listed on the signature pages hereof (collectively with LMC, the "Liberty Media Parties"), for themselves and, in the case of LMC, on behalf of the other members of the Liberty Media Group, and (iii) solely for purposes of Sections 2.3(b), 2.3(d) and 2.3(h) of this Agreement, AT&T Wireless Services, Inc., a Delaware corporation and a wholly owned subsidiary of AT&T ("Wireless"). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Inter-Group Agreement (as hereinafter defined).

                  WHEREAS, AT&T and the Liberty Media Parties are parties to that certain Inter-Group Agreement, dated as of March 9, 1999 (the "Inter-Group Agreement"), as supplemented and modified by (i) the First Supplement to Inter-Group Agreement, dated as of May 28, 1999, as such First Supplement has been amended (the "First Supplement"), (ii) the Second Supplement to Inter-Group Agreement, dated as of September 24, 1999 (the "Second Supplement"), (iii) the Third Supplement to Inter-Group Agreement, dated as of October 20, 1999 (the "Third Supplement"), (iv) the Fourth Supplement to Inter-Group Agreement, dated as of December 6, 1999 (the "Fourth Supplement"), (v) the Fifth Supplement to Inter-Group Agreement, dated as of December 10, 1999 (the "Fifth Supplement"),
(vi) the Sixth Supplement to Inter-Group Agreement, dated as of December 30, 1999 (the "Sixth Supplement"), (vii) the Seventh Supplement to Inter-Group Agreement, dated as of July 25, 2000 (the "Seventh Supplement"), and (viii) the Eighth Supplement to Inter-Group Agreement, dated as of November 20, 2000 (the "Eighth Supplement," and collectively with the First Supplement, the Second Supplement, the Third Supplement, the Fourth Supplement, the Fifth Supplement, the Sixth Supplement, and the Seventh Supplement, the "Supplements"), which establishes certain terms and conditions concerning the responsibilities and obligations of each Group to the other as well as certain additional provisions concerning the Groups' relationships with each other;

                  WHEREAS, the AT&T Charter Amendment permits AT&T to redeem all of the issued and outstanding Class A AT&T Liberty Tracking Shares and Class B AT&T Liberty Tracking Shares in exchange for shares of a corresponding series of capital stock of LMC, which will constitute a Qualifying Subsidiary (as defined in the AT&T Charter Amendment) after all of the assets and liabilities attributed to the Liberty Media Group that are not currently held by LMC are transferred to LMC immediately prior to the Split Off;
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                  WHEREAS, AT&T has announced, and each of the Liberty Media
Group Capital Stock Committee and the AT&T Board of Directors have resolved their intent to pursue, a split off of LMC by means of the contribution of the assets of Liberty Media Group not currently held by LMC to LMC and the distribution of all of the capital stock of LMC in redemption of and exchange for all of the outstanding AT&T Liberty Tracking Shares (the "Split Off");

                  WHEREAS, in connection with the Split Off LMC will increase its authorized capital stock and reclassify its outstanding shares of common stock into shares of Series A Common Stock, par value $.01 per share ("Series A LMC Shares"), and shares of Series B Common Stock, par value $.01 per share ("Series B LMC Shares" and, together with the Series A LMC Shares, the "LMC Common Shares");

                  WHEREAS, the Split Off will be effected in accordance with paragraph 5(a) of Part B of Article Third of the AT&T Charter;

                  WHEREAS, AT&T and the Liberty Media Parties desire to further supplement, modify and amend the Inter-Group Agreement, in the manner set forth in this Agreement, (i) to establish the terms and conditions on which the Split Off shall be effected and the respective obligations of the parties with respect thereto, and (ii) to terminate certain provisions of the Inter-Group Agreement as they relate to periods after the Split Off; and

                  WHEREAS, AT&T has announced its intent to distribute stock of Wireless to the holders of Parent Common Shares (the "Wireless Distribution").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, AT&T, the Liberty Media Parties and, solely for purposes of Sections 2.3(b), 2.3(d) and 2.3(h), Wireless hereby agree as follows:

                                   ARTICLE I
                       TRANSACTIONS PRIOR TO THE SPLIT OFF

                  SECTION 1.1 Pre-Split Off Restructuring Steps. Subject to
Section 2.5, each of the Liberty Media Group and the Common Stock Group shall use its reasonable best efforts to take, or cause to be taken, the actions, and effect, or cause to be effected, each of the transactions described in the IRS Ruling that is to be taken prior to the Effective Time (the "Restructuring Transactions") in the manner and at the respective times described therein. Each of AT&T and LMC shall use its reasonable best efforts to take, and cause each of its respective Subsidiaries to take, any and all required actions (whether as a stockholder (or other interest holder) or through its respective representatives on the board of directors (or comparable governing body) of the applicable entity) to give effect to the Restructuring Transactions. In the event that any of the Restructuring Transactions is or becomes illegal or impossible to take or complete under applicable law, the applicable members of the Common Stock Group and the Liberty Media Group shall use their commercially reasonable efforts to take such other

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actions and/or complete such other transactions as may be required so as to accomplish the respective intended results of and benefits to the Common Stock Group and the Liberty Media Group from the Restructuring Transactions.

                  SECTION 1.2 Private Letter Ruling; Costs and Expenses.

                  (a) On December 11, 2000, AT&T filed with the Internal Revenue Service (the "IRS") a request for rulings regarding certain federal income tax consequences of the Split Off (the "Initial Request"), which was supplemented by additional letters dated January 19, 2001, January 25, 2001, February 13, 2001, March 6, 2001, March 12, 2001, March 23, 2001 and April 9, 2001 (the Initial Request together with the foregoing supplements and all exhibits thereto, the "Ruling Request"). A true and correct copy of the Ruling Request has been delivered by AT&T to LMC. On April 10, 2001, AT&T obtained from the IRS the rulings (the "IRS Ruling") requested in the Ruling Request.

                  (b) LMC shall be responsible for all costs and expenses incurred by LMC or AT&T in connection with the Split Off, including, without limitation, (i) the preparation of the Ruling Request and its filing with the IRS, (ii) the preparation of all additional information and supplements to the Ruling Request and the filing thereof with the IRS, (iii) the costs and expenses of AT&T's and LMC's outside counsel, (iv) the consummation of the transactions described in the IRS Ruling as "Step i - Contribution" and "Step ii - Controlled Restructuring," (v) the preparation of the Registration Statement and its filing with the Securities and Exchange Commission, and all amendments or supplements thereto (including, without limitation, the registration fee paid to the SEC and any filing, registration or other fees payable to state or foreign securities commissions or agencies) and (vi) all third party fees, costs and expenses incurred in connection with the printing of the Registration Statement (including the Prospectus) and any ancillary materials and the mailing of the Prospectus and any ancillary materials to holders of AT&T Liberty Tracking Shares; provided, however, that LMC's responsibility for any such costs and expenses incurred by AT&T shall not exceed $1,000,000 in the aggregate and shall be payable following delivery to LMC of a reasonably itemized schedule setting forth the details of such costs and expenses. AT&T shall be responsible for all costs and expenses incurred by it in connection with the consummation of the transactions described in the IRS Ruling as "Steps iii-xxxix - Distributing Restructuring," except that LMC shall reimburse AT&T for $300,000 of such costs and expenses.

                  SECTION 1.3 Notice of Redemption. On June 20, 2001, AT&T shall mail to holders of AT&T Liberty Tracking Shares of record on June 14, 2001, the following documents: (i) a Notice of Redemption in the form attached hereto as Exhibit A (the "Notice of Redemption"); (ii) the Prospectus; and (iii) a cover letter from a registered broker dealer to be chosen in the sole discretion of LMC, provided, that, as of such mailing date, the IRS Ruling has not been revoked in whole or in part nor modified in any manner, in each case materially adverse to AT&T, LMC or the holders of AT&T Liberty Tracking Shares. Each of LMC and AT&T has reviewed the Notice of Redemption and concurs that it complies with the requirements of Article Third, Part B, of the Amended and Restated Certificate of Incorporation of AT&T (the "AT&T

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Charter"); provided, that neither party shall have any liability to the other for any deficiency in the Notice of Redemption.

                  SECTION 1.4 Registration Statement; Blue Sky.

                  (a) On February 21, 2001, LMC filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 (333-55998) (the "Registration Statement") with respect to the LMC Common Shares to be issued in connection with the Split Off. On March 30, 2001, LMC filed with the SEC Amendment No. 1 to the Registration Statement ("Amendment No. 1"). On May 24, 2001, LMC filed with the SEC Amendment No. 2 to the Registration Statement ("Amendment No. 2"). A copy of each of the Registration Statement, Amendment No. 1 and Amendment No. 2 has been delivered by LMC to AT&T. Upon receipt of any comments on the Registration Statement or any amendment thereto from the SEC, LMC shall (i) furnish a copy of such comments to AT&T and its counsel, Wachtell, Lipton, Rosen & Katz ("Wachtell Lipton"), (ii), as promptly as practicable, prepare an amendment to the Registration Statement in response to such comments and furnish a copy of such amendment to AT&T and Wachtell Lipton for their review, and (iii) file such amendment, after consultation with Wachtell Lipton, with the SEC. LMC shall use its reasonable best efforts to cause the Registration Statement, as amended, to be declared effective by the SEC as promptly as reasonably practicable (the amended Registration Statement, in the form it is declared effective, is referred to herein as the "Final Registration Statement"). LMC shall not file any amendment to the Registration Statement with the SEC if AT&T or Wachtell Lipton shall reasonably object thereto on a timely basis; provided, that LMC and AT&T shall use their reasonable best efforts promptly to resolve such objections on a mutually satisfactory basis which will permit such filing.

                  (b) LMC shall take all such action as may be necessary or appropriate under the securities or blue sky laws of the United States (and any comparable laws under any foreign jurisdiction) to permit the Split Off to be effected in compliance, in all material respects, with such laws.

                  (c) As promptly as practicable after the date the Final Registration Statement is declared effective by the SEC, LMC shall cause the prospectus included in the Effective Registration Statement (the "Prospectus") to be delivered to AT&T for mailing pursuant to Section 1.3 of this Agreement.

                  SECTION 1.5 Amended LMC Charter and Restated Bylaws. LMC will cause all such action to be taken as may be necessary to cause the Amended and Restated Certificate of Incorporation of LMC attached hereto as Exhibit B (the "Amended LMC Charter") and the Restated Bylaws of LMC attached hereto as Exhibit C to be adopted as the charter and bylaws of LMC, in each case effective as of (and not before) the Effective Time (as defined below). AT&T shall cause its subsidiary Liberty Ventures Group LLC ("LVG"), which is the sole stockholder of LMC, to approve the Amended LMC Charter following its submission to LVG upon recommendation of the board of directors of LMC. LMC shall file the Amended LMC Charter, in accordance with the applicable provisions of the Delaware General Corporation Law, with the

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Delaware Secretary of State at such time as will cause the Amended LMC Charter to be effective as of the Effective Time.

                  SECTION 1.6 Board of Directors of LMC. Each of LMC and AT&T shall cause to be taken all necessary action to cause the board of directors of LMC, as of the Effective Time, to consist solely of the following persons serving as directors of the following classes:

                  Class I:              Larry E. Romrell
                                        Jerome H. Kern

                  Class II:             Gary S. Howard
                                        Paul A. Gould

                  Class III:            John C. Malone
                                        Robert R. Bennett


                  SECTION 1.7 NYSE Listing. LMC shall prepare and file, and use its reasonable best efforts to have approved, an application for the listing of the LMC Common Shares to be issued in connection with the Split Off on the New York Stock Exchange, Inc. ("NYSE"), subject only to official notice of issuance.

                                   ARTICLE II
                                  THE SPLIT OFF

                  SECTION 2.1 The Split Off. Subject to Section 2.5, AT&T and LMC shall use their reasonable best efforts to effect the Split Off as of 9:00 a.m., East Coast Time (the "Effective Time"), on August 10, 2001 (the "Split Off Date"). The Split Off shall be effected in accordance with the provisions of paragraph 5(a) of Part B of Article Third of the AT&T Charter.

                  SECTION 2.2 Exchange Ratio; Reclassification.

                  (a) In the Split Off, the exchange ratio (the "Exchange Ratio") for the redemption of the AT&T Liberty Tracking Shares in exchange for LMC Common Shares shall be as follows: (i) each Class A AT&T Liberty Tracking Share outstanding on the Split Off Date shall be redeemed in exchange for one Series A LMC Share, and (ii) each share of Class B AT&T Liberty Tracking Share outstanding on the Split Off Date shall be redeemed in exchange for one Series B LMC Share.

                  (b) As of the Effective Time, LMC shall increase its authorized capital stock and reclassify its common stock in the manner set forth in Article IV of the Amended LMC Charter, and shall thereafter issue and deliver to AT&T (or, at its direction, the Exchange Agent (as defined below)) a number of duly authorized, validly issued, fully paid and non-assessable Series A LMC Shares and Series B LMC Shares as shall in the aggregate be sufficient to effect the Split Off at the Exchange Ratio.


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                  SECTION 2.3 Treatment of Outstanding Options and SARs. Except
as otherwise set forth on Schedule 2.3:

                  (a) Certain persons who (i) are officers, employees or consultants of one or more of the Liberty Media Parties or their respective subsidiaries or (ii) are no longer officers, employees or consultants of any of the Liberty Media Parties or their respective subsidiaries but who served in such capacity on the date of such persons' last employment by either Group (each, a "LMC Stock Incentive Holder") have been granted or hold (A) options to purchase from AT&T Class A AT&T Liberty Tracking Shares ("LMG Tracking Options"), (B) stock appreciation rights with respect to Class A AT&T Liberty Tracking Shares ("LMG Tracking SARs") and/or (C) shares of restricted stock consisting of Class A AT&T Liberty Tracking Shares ("LMG Restricted Tracking Stock" and, collectively with LMG Tracking Options and LMG Tracking SARs, "LMG Stock Incentives"). Each of LMC and AT&T shall use its reasonable best efforts to take such actions as may be required pursuant to the applicable provisions of:

                           (i) any agreement entered into with an LMC Stock Incentive Holder relating to LMG Tracking Options that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted) and held by an LMC Stock Incentive Holder, to cause such option effective as of the Effective Time to become (or, if necessary, exchange each such LMG Tracking Option for) an option to purchase from LMC a number of Series A LMC Shares equal to the number of Class A AT&T Liberty Tracking Shares for which such LMG Tracking Option is exercisable immediately prior to the Effective Time, at the same exercise price and on substantially the same other terms as apply, immediately prior to the Effective Time, to such LMG Tracking Option (with references to AT&T in the operative option agreement documents generally being replaced with references to LMC as necessary to carry out the purpose of this Section 2.3);

                           (ii) any agreement entered into with an LMC Stock Incentive Holder relating to LMG Tracking SARs that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted) and held by an LMC Stock Incentive Holder, to cause such stock appreciation right effective as of the Effective Time to become (or, if necessary, exchange each such LMG Tracking SAR for) a stock appreciation right from LMC with respect to a number of Series A LMC Shares equal to the number of Class A AT&T Liberty Tracking Shares as to which such LMG Tracking SAR is exercisable immediately prior to the Effective Time, at the same exercise price and on substantially the same other terms as apply, immediately prior to the Effective Time, to such LMG Tracking SAR (with references to AT&T in the operative LMG Tracking SAR agreement documents generally being replaced with references to LMC as necessary to carry out the purpose of this
                           Section 2.3); and


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                           (iii) any agreement (a "LMG Restricted Stock
                           Agreement") entered into with an LMC Stock Incentive Holder relating to any shares of LMG Restricted Tracking Stock that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted), to cause (w) such LMG Tracking Restricted Stock Agreement, and all of AT&T's rights and obligations thereunder, to be assigned to and assumed by LMC (effective as of the Effective Time) (with references to LMG Restricted Tracking Stock in the operative LMG Restricted Stock Agreements documents being replaced with references to LMC Restricted Stock as necessary to carry out the purpose of this
                           Section 2.3), (x) the issued and outstanding shares of LMG Restricted Tracking Stock subject to such LMG Restricted Stock Agreement to be redeemed at the Effective Time in exchange for an equal number of shares of restricted stock consisting of Series A LMC Shares ("LMC Restricted Stock") and (y) all shares of LMG Tracking Restricted Stock beneficially owned by such LMC Stock Incentive Holders in the possession of AT&T as of the Effective Date (represented by stock certificates representing former shares of LMG Restricted Tracking Stock) to be promptly delivered to the custody of LMC's General Counsel. Upon assignment by AT&T of each LMG Restricted Stock Agreement, and its obligations thereunder, to LMC and the delivery to LMC of any and all stock certificates representing former shares of LMG Restricted Tracking Stock that are in AT&T's possession, AT&T shall be released from, and shall have no further obligations under, such LMG Restricted Stock Agreement. AT&T agrees to deliver to the possession of LMC's General Counsel, promptly following the date hereof, all shares of LMG Restricted Tracking Stock issued by AT&T, outstanding, beneficially owned by LMC Stock Incentive Holders and held in the possession of AT&T, if any, in each case as of the date hereof.

                  (b) Certain persons who are LMC Stock Incentive Holders have been granted or hold (A) options to purchase from AT&T Parent Common Shares ("AT&T Options"), (B) stock appreciation rights with respect to Parent Common Shares ("AT&T SARs"), and/or (C) shares of restricted stock consisting of Parent Common Shares ("AT&T Restricted Stock" and, collectively with AT&T Options and AT&T SARs, "AT&T Stock Incentives"). Each of LMC and AT&T shall use its reasonable best efforts to take such actions as may be required pursuant to the applicable provisions of:

                           (i) any agreement entered into with an LMC Stock Incentive Holder relating to AT&T Options that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted) and held by an LMC Stock Incentive Holder, to cause such option effective as of the Effective Time to become (or, if necessary, exchange each such AT&T Option for) an option to purchase from LMC ("LMC/AT&T Options") the

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                           number of Parent Common Shares for which such AT&T
                           Option is exercisable immediately prior to the Effective Time, at the same exercise price and on substantially the same other terms as apply, immediately prior to the Effective Time, to such AT&T Option (with references to AT&T in the operative option agreement documents generally being replaced with references to LMC as necessary to carry out the purposes of this Section 2.3);

                           (ii) any agreement entered into with an LMC Stock Incentive Holder relating to AT&T SARs that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted) and held by an LMC Stock Incentive Holder, to cause such stock appreciation right effective as of the Effective Time to become (or, if necessary, exchange each such AT&T SAR for) a stock appreciation right from LMC ("LMC/AT&T SARs" and, together with LMC/AT&T Options, "LMC/AT&T Stock Incentives") with respect to the number of Parent Common Shares for which such AT&T SAR is exercisable immediately prior to the Effective Time, at the same exercise price and on substantially the same other terms as apply, immediately prior to the Effective Time, to such AT&T SAR (with references to AT&T in the operative AT&T SAR agreement documents generally being replaced with references to LMC as necessary to carry out the purpose of this Section 2.3); and

                           (iii) any agreement (an "AT&T Restricted Stock Agreement") entered into with an LMC Stock Incentive Holder relating to any shares of AT&T Restricted Stock that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted), to cause
                           (x) such AT&T Restricted Stock Agreement, and all of AT&T's rights and obligations thereunder, to be assigned to and assumed by LMC (effective as of the Effective Time) and (y) all shares of AT&T Restricted Stock beneficially owned by such LMC Stock Incentive Holders in the possession of AT&T as of the Effective Time to be promptly delivered to the custody of LMC's General Counsel. Upon assignment by AT&T of each AT&T Restricted Stock Agreement, and its obligations thereunder, to LMC and the delivery to LMC of any and all shares of AT&T Restricted Stock subject thereto that are in AT&T's possession, AT&T shall be released from, and shall have no further obligations under, such AT&T Restricted Stock Agreement, other than the obligation to cause any restrictive legends on such shares to be removed at such time as the shares have fully vested and the relevant LMC Stock Incentive Holder has requested the removal thereof. AT&T agrees to deliver to the possession of LMC's General Counsel, promptly following the date hereof, all shares of AT&T Restricted Stock issued by AT&T, outstanding, beneficially owned by LMC Stock Incentive Holders and held in the possession of AT&T, in each

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                           case as of the date hereof. LMC agrees to return to
                           AT&T all shares of AT&T Restricted Stock that were previously delivered to LMC's General Counsel on behalf of any LMC Stock Incentive Holders and fail to vest, as soon as reasonably practicable following such failure to vest.

In the event that the Wireless Distribution occurs prior to the Split Off, (A) references in this Section 2.3(b) to the following terms shall be modified as follows: (1) "AT&T Options" shall include any options to purchase shares of Wireless ("Wireless Shares") into which the AT&T Options are adjusted as a result of the Wireless Distribution; (2) "LMC/AT&T Options" shall include options to purchase from LMC the number of Wireless Shares for which the AT&T Options are exercisable immediately prior to the Effective Time; (3) "AT&T SARs" shall include any stock appreciation rights with respect to Wireless Shares into which the AT&T SARs are adjusted as a result of the Wireless Distribution; (4) "LMC/AT&T SARs" shall include any stock appreciation rights from LMC with respect to the number of Wireless Shares for which the AT&T SARs are exercisable immediately prior to the Effective Time; (5) "AT&T Restricted Stock" shall include any restricted Wireless Shares into which the shares of AT&T Restricted Stock are adjusted as a result of the Wireless Distribution; and (6) "AT&T" shall include Wireless to the extent any rights or obligations of AT&T set forth in this Section 2.3(b) relate to Wireless Shares; and (B) references in Section 2.3(d) to LMC/AT&T Stock Incentives shall be modified in accordance with the modifications made in clause (A) above. In addition, references to Wireless in any operative documents shall generally be replaced with references to LMC, as necessary to carry out the purposes of this Section 2.3(b).

Upon exercise of a LMC/AT&T Stock Incentive by a LMC Stock Incentive Holder after the Effective Time, LMC shall be solely responsible for the delivery of Parent Common Shares, cash or other properties or securities, as the case may be, in settlement of the exercise of such LMC/AT&T Stock Incentive. Following delivery by AT&T of the requisite number of shares of AT&T Restricted Stock beneficially owned by such LMC Stock Incentive Holders in its possession to LMC, LMC shall be solely responsible for the delivery of such shares of AT&T Restricted Stock, cash or other properties or securities, as the case may be, to LMC Stock Incentive Holders in accordance with the terms of the applicable AT&T Restricted Stock Agreement assigned to LMC (as such agreement may be amended from time to time after the Effective Time).

                  (c) Certain persons who (i) are officers, employees or consultants of AT&T or its subsidiaries (other than the Liberty Media Parties or their respective subsidiaries) or (ii) are no longer officers, employees or consultants of AT&T or such subsidiaries but who served in such capacity on the date of such persons' last employment by either Group (each, an "AT&T Stock Incentive Holder") have been granted or hold LMG Stock Incentives. Each of AT&T and LMC shall use its reasonable best efforts to take such actions as may be required pursuant to the applicable provisions of:


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                           (i) any agreement entered into with an AT&T Stock
                           Incentive Holder relating to LMG Tracking Options that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted) and held by an AT&T Stock Incentive Holder, to cause such option effective as of the Effective Time to become (or, if necessary, exchange each such LMG Tracking Option for) an option to purchase from AT&T ("AT&T/LMC Options") a number of Series A LMC Shares equal to the number of Class A AT&T Liberty Tracking Shares for which such LMG Tracking Option is exercisable immediately prior to the Effective Time, at the same exercise price and on substantially the same other terms as apply, immediately prior to the Effective Time, to such LMG Tracking Option; and

                           (ii) any agreement entered into with an AT&T Stock Incentive Holder relating to LMG Tracking SARs that are outstanding as of the Effective Time (and the applicable provisions of any stock incentive plans pursuant to which they were granted) and held by an AT&T Stock Incentive Holder, to cause such stock appreciation right effective as of the Effective Time to become (or, if necessary, exchange each such LMG Tracking SAR for) a stock appreciation right from AT&T ("AT&T/LMC SARs," and together with AT&T/LMC Options, "AT&T/LMC Stock Incentives") with respect to a number of Series A LMC Shares equal to the number of Class A AT&T Liberty Tracking Shares as to which such LMG Tracking SAR is exercisable immediately prior to the Effective Time, at the same exercise price and on substantially the same other terms as apply, immediately prior to the Effective Time, to such LMG Tracking SAR.

Upon exercise of an AT&T/LMC Stock Incentive by an AT&T Stock Incentive Holder after the Effective Time, AT&T shall be solely responsible for the delivery of Series A LMC Shares, cash or other properties or securities, as the case may be, in settlement of the exercise of such AT&T/LMC Stock Incentive.

                  (d) Subject to AT&T's compliance with its obligations under this Section 2.3, LMC shall indemnify and hold harmless AT&T (and/or, if applicable, Wireless) for any failure by LMC to satisfy any payment or other delivery obligation of LMC in connection with the settlement, exercise or vesting of any LMC/AT&T Stock Incentive or in the event AT&T (and/or, if applicable, Wireless) otherwise satisfies any such payment or other delivery obligation of LMC (with the prior consent of LMC) in connection with the settlement, exercise or vesting of any LMC/AT&T Stock Incentive. Subject to LMC's compliance with its obligations under this Section 2.3, AT&T shall indemnify and hold harmless LMC for any failure by AT&T to satisfy any payment or other delivery obligation of AT&T in connection with the settlement, exercise or vesting of any AT&T/LMC Stock Incentive or in the event LMC otherwise satisfies any such payment or other delivery obligation of AT&T (with the prior consent of AT&T) in connection with the settlement, exercise or vesting of any AT&T/LMC Stock Incentive.

                  (e) Attached as Schedule 2.3(e) is a list of the outstanding LMG Stock Incentives as of February 28, 2001. LMC shall deliver to AT&T a corresponding schedule as of June 30, 2001 and the Effective Time, in each case as soon as reasonably practicable (but in any event within 20 business days) following such day or time.

                  (f) AT&T hereby agrees to provide payment to LMC, immediately prior to the Effective Time, in the amount listed on Schedule 2.3(f) for consideration owed to LMC as a result of exercises by AT&T Stock Incentive Holders of LMG Tracking Options, which amount has been offset for consideration due AT&T as a result of the exercise by a LMC Stock Incentive Holder of AT&T Options, in each case as set forth on such schedule. AT&T and LMC hereby agree to notify the other promptly of any option exercises which would have been reflected on such schedule but for the occurrence of such exercises following April 19, 2001, and to adjust the consideration due pursuant to Schedule 2.3(f) accordingly.

                  (g) AT&T and LMC hereby acknowledge and agree that there are no shares of LMC Restricted Stock held by any AT&T Stock Incentive Holders as of the date hereof, and no such shares shall be granted prior to the Effective Time.

                  (h) The parties agree to cooperate with each other in order for the provisions of this Section 2.3 to be effectuated, including without limitation providing notice to the other party of any adjustments to outstanding Stock Incentives and vesting and forfeiture of restricted stock.

                  SECTION 2.4 Exchange Agent; Letter of Transmittal.

                  (a) LMC and AT&T shall, prior to the Split Off Date, enter into a mutually acceptable agreement with an exchange agent jointly designated by them (the "Exchange Agent") to act as exchange agent with respect to the Split Off. LMC shall prepare a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to AT&T Liberty Tracking Shares shall pass, only upon proper delivery of the certificates representing such shares to the Exchange Agent) with instructions for use in effecting the surrender of shares of AT&T Liberty Tracking Shares (the "Letter of Transmittal"). The Letter of Transmittal shall be mailed by Liberty to holders of AT&T Liberty Tracking Shares of record as of the closing of the stock transfer books for the AT&T Liberty Tracking Shares in accordance with Section 2.4(b).

                  (b) At and after the Effective Time, there shall be no further transfers on the stock transfer books of AT&T of AT&T Liberty Tracking Shares redeemed in exchange for LMC Common Shares pursuant to the Split Off, and such stock transfer books shall, as of the Effective Time, be closed. LMC Common Shares that are exchanged in redemption of AT&T Liberty Tracking Shares shall be deemed to have been issued as of the Effective Time; provided, that until the surrender of a certificate representing AT&T Liberty Tracking Shares for LMC Common Shares, Liberty may withhold and accumulate any dividends or distribution which become payable with respect to such LMC Common Shares pending the surrender of such certificate.

                  SECTION 2.5 Conditions to Split Off.

                  (a) Nonwaivable Condition Precedent to the Respective Obligations of AT&T and LMC. The respective obligations of AT&T and LMC to consummate the transactions contemplated hereby, including the Split Off, are subject to the satisfaction at or prior to the Effective Time, as applicable, of the following condition, which condition may not be waived by AT&T and LMC:

                  AT&T shall have obtained a private letter ruling with respect to the U.S. federal income tax consequences of the Split Off, in form and substance reasonably satisfactory to AT&T and LMC, which, as of the Effective Time, shall not have been revoked in whole or in part nor modified in any manner, in each case materially adverse to AT&T, LMC or the holders of the AT&T Liberty Tracking Shares, and all transactions described in such ruling that are to be taken prior to the Effective Time shall have been taken prior to, and be in effect as of, the Effective Time.

Each of AT&T and LMC hereby acknowledges that the IRS Ruling is reasonably satisfactory to it for purposes of the foregoing condition.

                  (b) Waivable Conditions Precedent to the Respective Obligations of AT&T and LMC. The respective obligations of AT&T and LMC to consummate the transactions contemplated hereby, including the Split Off, are subject to the satisfaction at or prior to the Effective Time, as applicable, of the following conditions, which may be waived only by the agreement of AT&T and
LMC:

                           (i) AT&T shall have obtained a private letter ruling with respect to the U.S. federal income tax consequences of the Split Off, in form and substance reasonably satisfactory to AT&T and LMC, which, as of the Effective Time, shall not have been revoked in whole or in part nor modified in any manner, in each case adverse to AT&T, LMC or the holders of the AT&T Liberty Tracking Shares, and all transactions described in such ruling that are to be taken prior to the Effective Time shall have been taken prior to, and be in effect as of, the Effective Time.

                           (ii) The Final Registration Statement shall have been declared effective by the SEC, and shall not be subject to any stop order issued by the SEC.

                           (iii) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Split Off shall be in effect.

                           (iv) The LMC Common Shares shall have been accepted for listing on the NYSE, subject only to official notice of issuance.

                           (v) No events or developments shall have occurred that, in the judgment of the Board of Directors of AT&T and the Capital Stock Committee, would result in the Split Off having a material adverse effect on AT&T or the holders of the AT&T Liberty Tracking Shares.

                  (c) Without giving rise to any duty on the part of AT&T, the Board of Directors of AT&T, the Capital Stock Committee, LMC or the Board of Directors of LMC, as applicable, to waive any of the conditions to the Split Off set forth in Section 2.5(b), AT&T and LMC covenant and agree to use their reasonable best efforts to satisfy the conditions to the Split Off set forth in this Section 2.5.

                                  ARTICLE III
           TERMINATION OF SELECTED PROVISIONS OF INTER-GROUP AGREEMENT

                  SECTION 3.1 Termination of Specified Provisions. Effective simultaneously with the Effective Time on the Split Off Date, the following sections of the Inter-Group Agreement (including, subject to Section 3.2, any substantially identical section or subsection of a Supplement or any section or subsection of a Supplement that amends, expands, constricts or otherwise alters such sections of the Inter-Group Agreement) will be deleted without any further action required by AT&T and LMC and will thereafter be of no further force and effect (except that this Section shall not relieve any party of any liability for any breach prior to the Effective Time):

                  (a) Article 1, Section 1.3(b), Indebtedness.

                  (b) Article 1, paragraph (ii) of Section 1.4(a), Liabilities; Allocation of Certain Expenses; Indemnification, except for the first full sentence of paragraph (ii).

                  (c) Article 1, Section 1.6, clauses (a), (b) and (d), LMC Stock and AT&T Liberty Tracking Stock Issuances and Repurchases.

                  (d) Article 1, Section 1.10(c), AT&T SEC Filings; Financial Statements; Cooperation.

                  (e) Article 1, Section 1.11, Restricted Actions of the Common Stock Group.

                  (f) Article 1, Section 1.12, Restricted Actions of the Liberty Media Group.

                  (g) Article 1, Section 1.13, Telewest Communications plc.

                  (h) Article 1, Section 1.14, GI Warrants.

                  (i) Article 1, Section 1.15, AT&T Board of Directors.

                  (j) Article 1, Section 1.16, Tax Law Change.

                  (k) Article 4, Section 4.8, Termination.

                  SECTION 3.2 Treatment of Agreements.

                  (a) Except as expressly set forth herein, the Inter-Group Agreement and each Supplement thereto and all amendments and supplements thereto shall remain in full force and effect (notwithstanding Section 4.8 of the Inter-Group Agreement or any other provision thereof or of any Supplement or any other amendment or agreement that purports to terminate the Inter-Group Agreement or any such Supplement) except that under no circumstances will AT&T or any member of the Common Stock Group have any obligation to deliver or issue any Class A AT&T Liberty Tracking Shares or Class B AT&T Liberty Tracking Shares after the Effective Time.

                  (b) Without limiting the generality of the foregoing or of
Section 1.4(a) of the Inter-Group Agreement, LMC, on behalf of itself and each member of the Liberty Media Group, hereby acknowledges that any Liabilities resulting from the actions taken by the Compensation Committee of the Board of Directors of LMC on February 27, 2001 with respect to the stock incentive programs of the Liberty Media Group, including the approval of the Liberty Media Incentive Plan Committee (which is a subcommittee of the Capital Stock Committee of the Board of Directors of AT&T) of the 2001 executive incentive program of the Liberty Media Group and the acceleration of certain options to purchase AT&T Liberty Tracking Shares, shall be the Liabilities of the Liberty Media Group.

                  (c) Notwithstanding anything to the contrary in this Agreement (other than Section 5.3 hereof), the Inter-Group Agreement or any Supplement, to the extent that any of the terms hereof (other than Section 5.3) are inconsistent with any other agreement between AT&T and LMC existing on or after the date hereof, including, without limitation, the Tax Sharing Agreement (as the same has been amended prior to, and may be amended following, the date hereof, the "Tax Sharing Agreement"), the terms of such other agreement, including, without limitation, the Tax Sharing Agreement shall govern.

                  SECTION 3.3 Indemnification. Section 1.4(a)(i)(C) of the Inter-Group Agreement notwithstanding, each of the Liberty Media Parties agrees jointly and severally to indemnify, defend and hold harmless AT&T, each member of the Common Stock Group and each of their respective directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "AT&T Indemnities"), from and against any and all Liabilities of the AT&T Indemnitees, whether arising prior to, on or after the date of the Split Off, insofar as such Liabilities arise out of or are based upon the consummation of the transactions described in the IRS Ruling as "Step i
- Contribution" and "Step ii - Controlled Restructuring."

                  SECTION 3.4 Confidentiality.

                  (a) LMC, on behalf of itself and each member of the Liberty Media Group, and AT&T, on behalf of itself and each member of the Common Stock Group, agrees to hold, and to cause its respective directors, officers, employees, agents, accountants, counsel and other advisors and representatives to hold, in strict confidence, all Information (as defined below) concerning the other Group, and not to release or disclose any Information concerning the other Group that is either in its possession or furnished to it at any time prior to the Effective Time, and shall not use any such Information other than for such purposes as shall be expressly permitted in writing, except, in each case, to the extent that such Information has been (i) in the public domain through no fault of such party or any member of such Group or any of their respective directors (other than, (i) with respect to AT&T, any director of AT&T appointed pursuant to Section 1.15 of the Inter-Group Agreement, and (ii) with respect to LMC, any director of LMC designated as a Class A Director prior to the Split
Off), officers, employees, agents, accountants, counsel and other advisors and representatives, (ii) later lawfully acquired from other sources by such party (or any member of such party's Group) which sources are not themselves bound by a confidentiality obligation or (iii) independently generated without reference to any proprietary or confidential Information of the other party. Without limiting the foregoing, when any Information is no longer needed for the express permitted purposes, the party in possession of such Information will promptly either return to the other party all Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to such other party that they have destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon).

                  (b) In the event that LMC, on behalf of itself and each member of the Liberty Media Group, or AT&T, on behalf of itself and each member of the Common Stock Group, determines on the advice of its counsel that it is required to disclose any Information concerning the other pursuant to applicable law (other than securities laws or rules and regulations of self regulatory organizations) or receives any demand under lawful process or from any Governmental Authority to disclose or provide any such Information, it shall notify the other party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting party in seeking any reasonable protective arrangements requested by such other party, including confidential treatment of such Information. Subject to the foregoing, the requesting party may thereafter disclose or provide Information to the extent required by such law (as so advised by counsel) or by lawful process or such Governmental Authority. In the event that any party determines that it is required to disclose any Information concerning the other pursuant to applicable securities laws or rules or regulations of self regulatory organizations, it shall make such disclosure only after giving the other party notice of, and an opportunity to comment on, such disclosure, and solely in the case of disclosure that is not required to be made public, after requesting confidential treatment of such disclosure.

                  (c) For purposes hereof, "Information" means proprietary or confidential information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, customer names, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

                                   ARTICLE IV
                                   DEFINITIONS

                  SECTION 4.1 Other Definitional Provisions. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation". The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Unless the context shall otherwise require, any references to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice shall be deferred until, or may be taken or given on, the next business day.

                                   ARTICLE V
                                  MISCELLANEOUS

                  SECTION 5.1 Notices. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or upon the receipt after being mailed by first-class mail, postage prepaid and return receipt requested in each case to the applicable addresses set forth below:

                  If to AT&T or any member of the Common Stock Group:

                           AT&T Corp.
                           295 North Maple Avenue
                           Basking Ridge, New Jersey 07920
                           Attention:  Vice President-Law and
                                       Corporate Secretary
                           Facsimile:  (908) 221-6618
                  with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, New York 10019
                           Attention:  Steven A. Rosenblum, Esq.
                           Facsimile:  (212) 403-2000

                  If to LMC or any member of the Liberty Media Group:

                           Liberty Media Corporation
                           9197 South Peoria Street
                           Englewood, Colorado 80112
                           Attention:  Charles Y. Tanabe, Esq.
                           Facsimile:  (720) 875-5382

                  with a copy to:

                           Baker Botts L.L.P.
                           599 Lexington Avenue
                           New York, New York 10022
                           Attention:  Robert W. Murray Jr., Esq.
                           Facsimile:  (212) 705-5125

                  If to Wireless:

                           AT&T Wireless Services, Inc.
                           7277 164th Avenue N.E., Building 1
                           Redmond, Washington 98052
                           Attention:  General Counsel
                           Facsimile:  (425) 580-8333

                  with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, New York 10019
                           Attention:  Steven A. Rosenblum, Esq.
                           Facsimile:  (212) 403-2000


or such address as such party shall have designated by notice so given to each other party.

                  SECTION 5.2 Amendments: No Waivers.

                  (a) This Agreement shall be amended, changed, supplemented, waived or otherwise modified only by an instrument in writing signed by each of AT&T and LMC.

                  (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 5.3 Successors and Assigns. Except as expressly provided herein, neither this Agreement nor any of the rights or obligations under this Agreement shall be assigned, in whole or in part, by any party without the prior written consent of each of LMC and AT&T, which consent shall not be unreasonably withheld. Notwithstanding the foregoing and notwithstanding anything to the contrary in the Inter-Group Agreement, the Tax Sharing Agreement or any of the supplements or amendments of any of the foregoing, each of the parties recognizes and agrees, for itself and on behalf of the members of its Group, that the Common Stock Group contemplates additional restructurings under which all or a portion of one or more of the businesses of the Common Stock Group may be distributed to AT&T's shareholders. Upon the consummation of the relevant step of the restructurings, the parties agree for purposes of clarification that each Person that is or would be entitled to indemnification or similar rights under this Agreement or the Tax Sharing Agreement (including in each case the amendments thereto dated prior to or following the date hereof) if all or any portion of such restructuring did not occur shall remain and be entitled to indemnification and other similar rights as if all or any portion of such restructuring did not occur. Without limiting the foregoing and notwithstanding anything to the contrary in the Tax Sharing Agreement, AT&T shall be entitled to permit, as it deems appropriate, the parent company of AT&T's Business Services Group to take any actions that AT&T is otherwise entitled or required to take pursuant to the Tax Sharing Agreement.

                  SECTION 5.4 Governing Law; Consent to Jurisdiction. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws. Each party hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or the Chancery Court of the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non coveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section
5.4 and shall not be deemed to be a general submission to the jurisdiction of said courts or of the State of Delaware other than for such purpose. AT&T and LMC each hereby waive any right to a trial by jury in connection with any such action, suit or proceeding.

                  SECTION 5.5 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. This Agreement shall become effective when each party hereto shall have received counterparts thereof signed by the other party hereto.

                  SECTION 5.6 Specific Performance. Each of AT&T and LMC acknowledges and agrees that money damages are not an effective remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief.

                  SECTION 5.7 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  SECTION 5.8 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction.

                  SECTION 5.9 Cooperation. Each of AT&T and LMC covenants and agrees with the other to use its reasonable best efforts to cause each member of the Common Stock Group and each member of the Liberty Media Group, respectively, to fulfill each of its respective obligations under this Agreement.

                  SECTION 5.10 No Third Party Beneficiary. This Agreement is not intended to, and will not be construed to, create any right enforceable by any person not a party to this Agreement, including any creditor or employee of a party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        AT&T CORP.


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        LIBERTY MEDIA CORPORATION


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        LIBERTY MEDIA GROUP LLC


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        LIBERTY SP, INC.


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        LIBERTY AGI, INC.


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        LMC INTERACTIVE, INC.


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        AGI LLC

                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                        Solely with respect to Sections 2.3(b),
                                        2.3(d) and 2.3(h):

                                        AT&T WIRELESS SERVICES, INC.


                                        By:
                                             -----------------------
                                             Name:
                                             Title:

                                  SCHEDULE 2.3

                    TREATMENT OF OUTSTANDING OPTIONS AND SARS



         Notwithstanding anything to the contrary contained in this Agreement, the following persons shall be deemed to be AT&T Stock Incentive Holders with respect to all LMG Stock Incentives and AT&T Stock Incentives held by such persons as of March 9, 1999:

         Jim J. Anchustegui

         Gary B. Beard

         David P. Beddow

         Cheryl A. Brophy

         Lee A. Daniels

         Patrick D. Diamond

         Gregory S. Durham

         William R. Fitzgerald

         John B. Furstenberg

         Paulette E. Guenette

         Steven R. Hall

         Frances E. Hamlin

         Richard H. Hansing

         Jerome H. Kern

         Douglas D. Kinsley

         Michael G. Losier

         John P. Miller

         Larry E. Romrell

         Debra A. Roning

         John H. Sharp

         Notwithstanding anything to the contrary contained in this Agreement, the following person(s) shall be deemed to be an LMC Stock Incentive Holder with respect to all AT&T Stock Incentives and LMG Stock Incentives held by such person(s):

         John Malone

                                                                       EXHIBIT A
                              NOTICE OF REDEMPTION
                                TO THE HOLDERS OF
                    CLASS A LIBERTY MEDIA GROUP COMMON STOCK
                    CLASS B LIBERTY MEDIA GROUP COMMON STOCK

         NOTICE IS HEREBY GIVEN that, subject to the terms and conditions set forth in this Notice of Redemption, pursuant to Section 5(a) of Article Third, Part B of the Amended and Restated Certificate of Incorporation (the "Charter") of AT&T Corp., a New York corporation ("AT&T"), AT&T has exercised its right to redeem all of the outstanding shares of Class A Liberty Media Group Common Stock, $1.00 par value ("Class A Liberty Stock"), and Class B Liberty Media Group Common Stock, $1.00 par value ("Class B Liberty Stock"), in exchange for shares of common stock of Liberty Media Corporation, a Delaware corporation and wholly owned subsidiary of AT&T ("Liberty") that is a member of AT&T's "Liberty Media Group." The redemption (the "Redemption") will be effected as of 9:00 a.m., New York City time, on August 10, 2001 (the "Redemption Date").

         The Redemption, and this Notice of Redemption, are subject to conditions set forth in the accompanying prospectus, including the non-waivable condition that AT&T shall have obtained a private letter ruling with respect to the U.S. federal income tax consequences of the Redemption, in form and substance reasonably satisfactory to AT&T and Liberty (it being understood that the private letter ruling received by AT&T, dated April 10, 2001, is reasonably satisfactory to AT&T and Liberty for such purpose), which, as of the Redemption Date, shall not have been revoked in whole or in part nor modified in any manner, in each case materially adverse to AT&T, Liberty or the holders of Class A Liberty Stock and Class B Liberty Stock, and all transactions described in such ruling that are to be taken prior to the Redemption Date shall have been taken prior to, and be in effect as of, the Redemption. IF ANY CONDITION TO THE REDEMPTION SET FORTH IN THE PROSPECTUS IS NOT SATISFIED OR WAIVED (IF PERMISSIBLE) BY THE REDEMPTION DATE, AT&T WILL ISSUE A PRESS RELEASE TO THAT EFFECT AND THIS NOTICE SHALL AUTOMATICALLY BE DEEMED RESCINDED AND OF NO FURTHER FORCE OR EFFECT, AND ALL OUTSTANDING SHARES OF CLASS A LIBERTY STOCK AND CLASS B LIBERTY STOCK SHALL REMAIN OUTSTANDING AS IF THIS NOTICE OF REDEMPTION HAD NOT BEEN GIVEN.

         If the conditions to the Redemption and this Notice of Redemption are met, on the Redemption Date, each share of Class A Liberty Stock shall be redeemed in exchange for one share of Series A common stock, $.01 par value, of Liberty (the "Series A Liberty Stock ") and each share of Class B Liberty Stock shall be redeemed in exchange for one share of Series B common stock, $.01 par value, of Liberty (the "Series B Liberty Stock") (as applicable, the "Redemption Payment"). As of February 28, 2001, there were 2,376,765,123 shares of Class A Liberty Stock outstanding and 212,045,288 shares of Class B Liberty Stock outstanding, assuming no exercise of outstanding stock options or warrants.

         If the conditions to the Redemption and this Notice of Redemption are met, on the Redemption Date, each outstanding stock option and other stock equivalent to purchase a share of Class A Liberty Stock shall become, or be exchanged for, a stock option or other stock equivalent to purchase a share of Series A Liberty Stock. As of February 28, 2001, there were 27,664,420 shares of Class A Liberty Stock issuable upon exercise of outstanding stock options and other stock equivalents exercisable at that date, of which stock options to purchase 16,222,600 shares of Class A Liberty Stock were Pre-Merger Convertible Securities (as defined in the Charter).

         If the conditions to the Redemption and this Notice of Redemption are met, on the Redemption Date, each share of Class A Liberty Stock and Class B Liberty Stock shall no longer be deemed to be outstanding and all rights of the holders of such shares as stockholders of AT&T shall cease, except the right to receive the applicable Redemption Payment, without interest thereon, upon surrender of the certificates evidencing such shares.

         A copy of this Notice of Redemption is being sent to all holders of record of shares of Class A Liberty Stock and Class B Liberty Stock as of June 14, 2001. In order to receive the applicable Redemption Payment, holders of Class A Liberty Stock and Class B Liberty Stock must present and surrender the certificates evidencing such Class A Liberty Stock or Class B Liberty Stock, properly endorsed or assigned for transfer to the exchange agent for the split off, EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021. IF THE CONDITIONS TO THE REDEMPTION AND THIS NOTICE OF REDEMPTION ARE MET, HOLDERS OF RECORD OF CLASS A LIBERTY STOCK AND CLASS B LIBERTY STOCK ON THE REDEMPTION DATE WILL RECEIVE A LETTER OF TRANSMITTAL AND OTHER RELATED MATERIALS WITH WHICH TO EXCHANGE THEIR SHARES.

         Date: June 20, 2001                          AT&T CORP.

                                                      BY: /S/___________________
                                                             ROBERT S. FEIT
                                                             ASSISTANT SECRETARY

                                                                       EXHIBIT B

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            LIBERTY MEDIA CORPORATION

         LIBERTY MEDIA CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, HEREBY CERTIFIES AS FOLLOWS:

                  (1) THE NAME OF THE CORPORATION IS LIBERTY MEDIA CORPORATION. THE ORIGINAL CERTIFICATE OF INCORPORATION OF THE CORPORATION WAS FILED ON SEPTEMBER 30, 1994. THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION WAS FILED ON MARCH 8, 1999. THE NAME UNDER WHICH THE CORPORATION WAS ORIGINALLY INCORPORATED IS LIBERTY MEDIA CORPORATION.

                  (2) THIS RESTATED CERTIFICATE OF INCORPORATION RESTATES AND AMENDS THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION.

                  (3) PURSUANT TO SECTIONS 242 AND 245 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, THE TEXT OF THE RESTATED CERTIFICATE OF INCORPORATION IS HEREBY RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

                                   "ARTICLE I

                                      NAME

         The name of the corporation is Liberty Media Corporation (the "Corporation").

                                   ARTICLE II

                                REGISTERED OFFICE

         The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                   ARTICLE III

                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware ("DGCL").

                                   ARTICLE IV

                                AUTHORIZED STOCK

         The total number of shares of capital stock which the Corporation shall have authority to issue is four billion four hundred fifty million (4,450,000,000) shares, which shall be divided into the following classes:

                  (a) Four billion four hundred million (4,400,000,000) shares shall be of a class designated Common Stock, par value $0.01 per share ("Common Stock"), such class to be divided into series as provided in Section A of this
Article IV; and

                  (b) Fifty million (50,000,000) shares shall be of a class designated Preferred Stock, par value $0.01 per share ("Preferred Stock"), such class to be issuable in series as provided in Section B of this Article IV.

         Effective upon the filing of this Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, (i) each share of the Class A Common Stock, par value $.0001 per share, of the Corporation that is issued and outstanding shall thereupon be reclassified and changed, ipso facto and without any other action on the part of the stockholders thereof, into one share of the Series A Common Stock, par value $0.01 per share, of the Corporation, (ii) each share of the Class B Common Stock, par value $.0001 per share, of the Corporation that is issued and outstanding shall thereupon be reclassified and changed, ipso facto and without any other action on the part of the stockholders thereof, into one share of the Series A Common Stock, par value $0.01 per share, of the Corporation, and (iii) each share of the Class C Common Stock, par value $.0001 per share, of the Corporation that is issued and outstanding shall thereupon be reclassified and changed, ipso facto and without any other action on the part of the stockholders thereof, into one share of the Series B Common Stock, par value $0.01 per share, of the Corporation.

         The description of the Common Stock and the Preferred Stock of the Corporation, and the relative rights, preferences and limitations thereof, or the method of fixing and establishing the same, are as hereinafter in this
Article IV set forth:

                                    SECTION A

                 SERIES A COMMON STOCK AND SERIES B COMMON STOCK

         Four billion (4,000,000,000) shares of Common Stock shall be of a series designated as Series A Common Stock (the "Series A Common Stock") and four hundred million (400,000,000) shares of Common Stock shall be of a series designated as Series B Common Stock (the "Series B Common Stock").

         Each share of Series A Common Stock and each share of Series B Common Stock shall, except as otherwise provided in this Section A, be identical in all respects and shall have equal rights, powers and privileges.

         1.       Voting Rights.

         Holders of Series A Common Stock shall be entitled to one vote for each share of such stock held, and holders of Series B Common Stock shall be entitled to ten votes for each share of such stock held, on all matters presented to such stockholders. Except as may otherwise be required by the laws of the State of Delaware or, with respect to any series of Preferred Stock, in any resolution or resolutions providing for the establishment of such series pursuant to authority vested in the Board of Directors by Article IV, Section B, of this Restated Certificate of Incorporation (as it may from time to time hereafter be amended or restated, the "Certificate"), the holders of outstanding shares of Series A Common Stock, the holders of outstanding shares of Series B Common Stock and the holders of outstanding shares of each series of Preferred Stock entitled to vote thereon, if any, shall vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, any proposed amendment to this Certificate that would increase the number of authorized shares of Series A Common Stock or Series B Common Stock or of any other class or series of stock or decrease the number of authorized shares of any class or series of stock (but not below the number of shares thereof then outstanding)), and no separate vote or consent of the holders of shares of Series A Common Stock, the holders of shares of Series B Common Stock or the holders of shares of any such series of Preferred Stock shall be required for the approval of any such matter.

         2.       Conversion Rights.

         Each share of Series B Common Stock shall be convertible, at the option of the holder thereof, into one share of Series A Common Stock. Any such conversion may be effected by any holder of Series B Common Stock by surrendering such holder's certificate or certificates for the Series B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Common Stock represented by such certificate and stating the name or names in which such holder desires the certificate or certificates for Series A Common Stock to be issued. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Series A Common Stock to which such holder shall be entitled as herein provided. Such conversion shall be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer referred to above, and the person or persons entitled to receive the Series A Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Series A Common Stock on that date. A number of shares of Series A Common Stock equal to the number of shares of Series B Common Stock outstanding from time to time shall be set aside and reserved for issuance upon conversion of shares of Series B Common Stock. Shares of Series B Common Stock that have been converted hereunder shall become treasury shares that may be issued or retired by resolution of the Board of Directors. Shares of Series A Common Stock shall not be convertible into shares of Series B Common Stock.

         3.       Dividends.

         Subject to paragraph 4 of this Section A, whenever a dividend is paid to the holders of Series A Common Stock, the Corporation also shall pay to the holders of Series B Common Stock a dividend per share equal to the dividend per share paid to the holders of the Series A Common Stock, and whenever a dividend is paid to the holders of Series B Common Stock, the Corporation also shall pay to the holders of the Series A Common Stock a dividend per share equal to the dividend per share paid to the holders of the Series B Common Stock. Dividends shall be payable only as and when declared by the Board of Directors of the Corporation out of assets of the Corporation legally available therefor.

         4.       Share Distributions.

         If at any time a distribution paid in Series A Common Stock or Series B Common Stock or any other securities of the Corporation or of any other corporation, partnership, limited liability company, trust or other legal entity ("Person") (hereinafter sometimes called a "share distribution") is to be made with respect to the Series A Common Stock or Series B Common Stock, such share distribution may be declared and paid only as follows:

                  (a) a share distribution consisting of shares of Series A Common Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Series A Common Stock) to holders of Series A Common Stock and Series B Common Stock, on an equal per share basis; or consisting of shares of Series B Common Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Series B Common Stock) to holders of Series A Common Stock and Series B Common Stock, on an equal per share basis; or consisting of shares of Series A Common Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Series A Common Stock) to holders of Series A Common Stock and, on an equal per share basis, shares of Series B Common Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Series B Common Stock) to holders of Series B Common Stock; and

                  (b) a share distribution consisting of shares of any class or series of securities of the Corporation or any other Person other than Series A Common Stock or Series B Common Stock (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase shares of Series A Common Stock or Series B Common Stock), either on the basis of a distribution of identical securities, on an equal per share basis, to holders of Series A Common Stock and Series B Common Stock or on the basis of a distribution of one class or series of securities to holders of Series A Common Stock and another class or series of securities to holders of Series B Common Stock, provided that the securities so distributed (and, if applicable, the securities into which the distributed securities are convertible, or for which they are exchangeable, or which the distributed securities evidence the right to purchase) do not differ in any respect other than their relative voting rights and related differences in designation, conversion and share distribution provisions, with holders of shares of Series B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights and related differences in designation, conversion and share distribution provisions between the

Series A Common Stock and the Series B Common Stock), provided that if the securities so distributed constitute capital stock of a Subsidiary of the Corporation, such rights shall not differ to a greater extent than the corresponding differences in voting rights, designation, conversion and share distribution provisions between the Series A Common Stock and the Series B Common Stock, and provided in each case that such distribution is otherwise made on an equal per share basis.

         As used herein, the term "Convertible Securities" means any securities of the Corporation (other than any series of Common Stock) that are convertible into, exchangeable for or evidence the right to purchase any shares of any series of Common Stock, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise. As used herein, the term "Subsidiary" means, when used with respect to any Person, (i) a corporation in which such Person and/or one or more Subsidiaries of such Person, directly or indirectly, owns capital stock having a majority of the voting power of such corporation's capital stock to elect directors under ordinary circumstances, and
(ii) any other Person (other than a corporation) in which such Person and/or one or more Subsidiaries of such Person, directly or indirectly, has (x) a majority ownership interest or (y) the power to elect or direct the election of a majority of the members of the governing body of such first-named Person.

         The Corporation shall not reclassify, subdivide or combine the Series A Common Stock without reclassifying, subdividing or combining the Series B Common Stock, on an equal per share basis, and the Corporation shall not reclassify, subdivide or combine the Series B Common Stock without reclassifying, subdividing or combining the Series A Common Stock, on an equal per share basis.

         5.       Liquidation and Dissolution.

         In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the prior payment in full of the preferential amounts to which any series of Preferred Stock is entitled, the holders of shares of Series A Common Stock and the holders of shares of Series B Common Stock shall share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to its common stockholders. Neither the consolidation or merger of the Corporation with or into any other Person or Persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 5.

                                    SECTION B

                                 PREFERRED STOCK

         The Preferred Stock may be divided and issued in one or more series from time to time, with such powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors (a "Preferred Stock Designation"). The Board of Directors, in the Preferred Stock

Designation with respect to a series of Preferred Stock (a copy of which shall be filed and recorded as required by law), shall fix the rights, powers and preferences of such series, including, but not limited to, the following:

                  (i) the distinctive serial designations and the division of such shares into series and the number of authorized shares of a particular series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed, filed and recorded as required by law;

                  (ii) the dividend rate or amounts, if any, for the particular series, the date or dates from which dividends on all shares of such series shall be cumulative, if dividends on stock of the particular series shall be cumulative, and the relative rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of such series;

                  (iii) the rights of the shares of each series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of each series;

                  (iv) the right, if any, of the holders of a particular series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another Person, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

                  (v) the voting rights, if any, of the holders of a particular series;

                  (vi) the terms and conditions, if any, for the Corporation to purchase or redeem shares of a particular series; and

                  (vii) any other relative rights, powers, preferences and limitations of a particular series.

         The Board of Directors is authorized to exercise its authority with respect to fixing and designating various series of the Preferred Stock and determining the relative rights, powers and preferences thereof to the full extent permitted by applicable law, subject to any stockholder vote that may be required by this Certificate. All shares of any one series of the Preferred Stock shall be alike in every particular. Except to the extent otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, the holders of shares of such series shall have no voting rights except as may be required by the laws of the State of Delaware. Further, unless otherwise expressly provided in the Preferred Stock Designation for a series of Preferred Stock, no consent or vote of the holders of shares of Preferred Stock or any series thereof shall be required for any amendment to this Certificate that would increase the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof or decrease the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof (but not below the number of authorized shares of Preferred Stock or such series, as the case may be, then outstanding).

         Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock.

                                    ARTICLE V

                                    DIRECTORS

                                    SECTION A

                               NUMBER OF DIRECTORS

         The governing body of the Corporation shall be a Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors, the number of directors shall not be less than three (3) and the exact number of directors shall be fixed by the Board of Directors by resolution. Election of directors need not be by written ballot.

                                    SECTION B

                           CLASSIFICATION OF THE BOARD

         Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock, the Board of Directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of a number of directors equal to one-third (33 1/3%) of the then authorized number of members of the Board of Directors. The term of office of the initial Class I directors shall expire at the annual meeting of stockholders in 2002; the term of office of the initial Class II directors shall expire at the annual meeting of stockholders in 2003; and the term of office of the initial Class III directors shall expire at the annual meeting of stockholders in 2004. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until their respective successors are elected and qualified.

                                    SECTION C

                              REMOVAL OF DIRECTORS

         Subject to the rights of the holders of any series of Preferred Stock, directors may be removed from office only for cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding shares of Series A Common Stock, Series B Common Stock and any series of Preferred Stock entitled to vote at an election of directors, voting together as a single class.

                                    SECTION D

                    NEWLY CREATED DIRECTORSHIPS AND VACANCIES

         Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, except as may be provided in a Preferred Stock Designation with respect to any additional director elected by the holders of the applicable series of Preferred Stock.

                                    SECTION E

                   LIMITATION ON LIABILITY AND INDEMNIFICATION

         1.       Limitation On Liability.

         To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph 1 shall be prospective only and shall not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

         2.       Indemnification.

                  (a) Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Section E. The Corporation shall be required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

                  (b) Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys' fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this paragraph or otherwise.

                  (c) Claims. If a claim for indemnification or payment of expenses under this paragraph is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

                  (d) Non-Exclusivity of Rights. The rights conferred on any person by this paragraph shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate, the Bylaws, agreement, vote of stockholders or resolution of disinterested directors or otherwise.

                  (e) Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

         3.       Amendment or Repeal.

         Any amendment, modification or repeal of the foregoing provisions of this Section E shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

                                    SECTION F

                               AMENDMENT OF BYLAWS

         In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.

                                   ARTICLE VI

                                      TERM

         The term of existence of this Corporation shall be perpetual.

                                   ARTICLE VII

                              STOCK NOT ASSESSABLE

         The capital stock of this Corporation shall not be assessable. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of this Corporation. This Certificate shall not be subject to amendment in this respect.

                                  ARTICLE VIII

                            MEETINGS OF STOCKHOLDERS

                                    SECTION A

                           ANNUAL AND SPECIAL MEETINGS

         Subject to the rights of the holders of any series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided in the terms of any series of Preferred Stock or unless otherwise prescribed by law or by another provision of this Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, shall be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the outstanding Voting Securities (as hereinafter defined) or (ii) at the request of at least 75% of the members of the Board of Directors then in office. The term "Voting Securities" shall include the Series A Common Stock, the Series B Common Stock and any series of Preferred Stock entitled to vote with the holders of Common Stock generally upon all matters that may be submitted to a vote of stockholders at any annual meeting or special meeting thereof.

                                    SECTION B

                            ACTION WITHOUT A MEETING

         Except as otherwise provided in the terms of any series of Preferred Stock, no action required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                   ARTICLE IX

                ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE

          Subject to the rights of the holders of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding Voting Securities (as defined in Section A of Article VIII of this Certificate), voting together as a single class at a meeting specifically called for such purpose, shall be required in order for the Corporation to take any action to authorize:

                  (a) the amendment, alteration or repeal of any provision of this Certificate or the addition or insertion of other provisions herein; provided, however, that this clause (a) shall not apply to any such amendment, alteration, repeal, addition or insertion (i) as to which the laws of the State of Delaware, as then in effect, do not require the consent of this Corporation's stockholders, or (ii) which at least 75% of the members of the Board of Directors then in office have approved;

                  (b) the adoption, amendment or repeal of any provision of the Bylaws of the Corporation; provided, however, that this clause (b) shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws of the Corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Section F of Article V of this Certificate;

                  (c) the merger or consolidation of this Corporation with or into any other corporation; provided, however, that this clause (c) shall not apply to any such merger or consolidation (i) as to which the laws of the State of Delaware, as then in effect, do not require the consent of this Corporation's stockholders, or (ii) which at least 75% of the members of the Board of Directors then in office have approved;

                  (d) the sale, lease or exchange of all, or substantially all, of the property and assets of the Corporation; provided, however, that this clause (d) shall not apply to any such sale, lease or exchange which at least 75% of the members of the Board of Directors then in office have approved; or

                  (e) the dissolution of the Corporation; provided, however, that this clause (e) shall not apply to such dissolution if at least 75% of the members of the Board of Directors then in office have approved such dissolution.

         All rights at any time conferred upon the stockholders of the Corporation pursuant to this Certificate are granted subject to the provisions of this Article IX."

                                      * * *

                  (4) THIS RESTATED CERTIFICATE OF INCORPORATION HAS BEEN DULY ADOPTED IN ACCORDANCE WITH SECTIONS 242 AND 245 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

                  (5) THIS RESTATED CERTIFICATE OF INCORPORATION SHALL BECOME EFFECTIVE UPON ITS FILING WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE.

         IN WITNESS WHEREOF, the undersigned has signed this Restated Certificate of Incorporation this ____ day of ___________, 2001.



                                            LIBERTY MEDIA CORPORATION

                                            By:_________________________________
                                                     Name:
                                                     Title:

ATTEST:

By:__________________________________
         Name:
         Title:

                                                                       EXHIBIT C

                            LIBERTY MEDIA CORPORATION

                             A Delaware Corporation

                                     BYLAWS

                            ------------------------


                                    ARTICLE I

                                  STOCKHOLDERS

                  Section 1.1 Annual Meeting.

                  An annual meeting of stockholders for the purpose of electing directors and of transacting any other business properly brought before the meeting pursuant to these Bylaws shall be held each year at such date, time and place, either within or without the State of Delaware or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), as may be specified by the Board of Directors in the notice of meeting.

                  Section 1.2       Special Meetings.

                  Except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Certificate of Incorporation, special meetings of stockholders of the Corporation, for the transaction of such business as may properly come before the meeting, may be called by the Secretary of the Corporation only (i) upon written request made in compliance with the advance notice requirements of these Bylaws of the holders of not less than 66 2/3% of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) at the request of not less than 75% of the members of the Board of Directors then in office. Only such business may be transacted as is specified in the notice of the special meeting. The Board of Directors shall have the sole power to determine the time, date and place, either within or without the State of Delaware, for any special meeting of stockholders. Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, date and place and in accordance with the record date determined by the Board of Directors.

                  Section 1.3 Record Date.

                  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by the laws of the State of Delaware, not be more than sixty (60) nor less than ten (10) days before the date of such meeting, and (ii) in the case of any other lawful action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed by the Board of Directors: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  Section 1.4       Notice of Meetings.

                  Notice of all stockholders meetings, stating the place, if any, date and hour thereof; the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; the place within the city, other municipality or community or electronic network at which the list of stockholders may be examined; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered in accordance with applicable law and applicable stock exchange rules and regulations by the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary, to each stockholder entitled to vote thereat at least ten (10) days but not more than sixty (60) days before the date of the meeting, unless a different period is prescribed by law, or the lapse of the prescribed period of time shall have been waived.

                  Section 1.5       Notice of Stockholder Business.

                  (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly be requested to be brought before the meeting by a stockholder in compliance with the procedures set forth in this paragraph. For business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (x) in the case of an annual meeting that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the meeting, and (y) in the case of an annual meeting that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was communicated to stockholders or public disclosure of the date of the meeting was made, whichever occurs first. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein. Only such business shall be conducted at a special meeting of stockholders as shall have been described in the Corporation's notice of meeting given pursuant to these Bylaws.

                  (b) To be in proper written form, such stockholder's notice to the Secretary shall set forth in writing (x) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (iii) any material interest of the stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business, and (iv) any other information relating to such stockholder, beneficial owner or business that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies relating to the proposed item of business pursuant to Section 14 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder; and (y) as to such stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made (i) the name and address, as they appear on the Corporation's books, of such stockholder and of such beneficial owner, (ii) the class or series and number of shares of the capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and/or beneficial owner and any other person or persons (including their names) pursuant to which the proposals are to be made by such stockholder, (iv) a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the meeting to propose the items of business set forth in its notice, (v) a representation whether the stockholder or the beneficial owner, if any, intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise solicit proxies from stockholders in support of such proposal, and (vi) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder.

                  (c) Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in these Bylaws. The chairman of an annual or special meeting has the power and authority to, and shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of these Bylaws, and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.5, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                  Section 1.6 Notice of Nominations for the Election of
Directors.

                  (a) Only persons who are nominated in accordance with the procedures set forth in this paragraph shall be eligible for election as directors of the Corporation. Subject to the rights of any series of preferred stock, nominations for the election of directors may be made (1) at a meeting of stockholders pursuant to the Corporation's notice of meeting (or any supplement thereto) by the Board of Directors or a committee duly appointed by the Board of Directors or (2) by any stockholder entitled to vote in the election of directors generally who complies with the procedures set forth in this paragraph. Elections of directors shall be conducted at a special meeting of stockholders only as described in the Corporation's notice of meeting given pursuant to these Bylaws.

                  (b) All nominations by stockholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice shall be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation at the principal executive office of the Corporation: (i) with respect to any election to be held at an annual meeting of stockholders which is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than ninety (90) days in advance of such meeting nor more than one-hundred twenty (120) days prior to such anniversary date, and (ii) with respect to an election (x) to be held at an annual meeting of stockholders which is called for a date that is not thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders or
(y) to be held at a special meeting of stockholders for election of directors, not later than the close of business on the tenth day following the day on which notice of such meeting is mailed to stockholders or public disclosure of the date of the meeting was made, whichever occurred first. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at a meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the anniversary date of the immediately preceding annual meeting, a stockholder's notice required by this Section 1.6 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                  (c) To be in proper written form, such stockholder's notice must contain:

                           (1) as to such stockholder giving notice and the
                  beneficial owner, if any, (A) the name and address, as they appear on the Corporation's books, of the stockholder, the beneficial owner, if any, who intends to make the nomination and the person or persons to be nominated, (B) the class or series and number of shares of the capital stock owned beneficially and of record by such stockholder and by such beneficial owner, (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and that the stockholder or the beneficial owner, if any, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (D) a description of all arrangements or understandings between the stockholder and/or beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (E) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, (F) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to
                  (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or (ii) otherwise solicit proxies from stockholders in support of such nomination, and (G) any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

                           (2) as to each person whom such stockholder proposes
                  to nominate for election or re-election as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation and employment of the person, (C) the written consent of each proposed nominee to being named as a nominee and to serve as a director if elected, (D) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person, and (E) all information relating to such person that is required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  (d) No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in these Bylaws. The chairman of the meeting has the power and the authority to and shall, if the facts warrant, determine and declare to the meeting that a nomination of a person was not made in compliance with the foregoing procedure, and if he shall so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 1.6, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                  (e) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

                  (f) Notwithstanding the foregoing paragraphs of this Section 1.6, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.6.

                  (g) The provisions of this Section 1.6 shall not apply to the nomination or election of any directors to be elected by the holders of any series of preferred stock.

                  Section 1.7       Quorum.

                  Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. The chairman of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity. In the absence of a quorum, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.8 hereof until a quorum shall be present.

                  Section 1.8       Adjournment.

                  Any meeting of stockholders, annual or special, may adjourn from time to time solely by the chairman of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any. Notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken. The chairman of the meeting shall have full power and authority to adjourn a stockholder meeting in his sole discretion even over stockholder opposition to such adjournment. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present and in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than thirty (30) days, no notice need be given of any such adjourned meeting. If the adjournment is for more than thirty (30) days and the time, date and place, if any, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present and in person are not announced at the meeting at which the adjournment is taken, or if after the adjournment a new record date is fixed for the adjourned meeting, then notice shall be given by the Secretary as required for the original meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

                  Section 1.9       Organization.

                  The Chairman of the Board, or in his absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and preside over and act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the President and all Vice Presidents. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chairman of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors, the chairman of the meeting shall have the exclusive right to determine the order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his discretion to regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                  The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

                  Section 1.10 Postponement or Cancellation of Meeting.

                  Any previously scheduled annual or special meeting of the stockholders may be postponed or canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

                  Section 1.11 Voting.

                  Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Certificate of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

                                   ARTICLE II

                               BOARD OF DIRECTORS

                  Section 2.1       Number and Term of Office.

                  (a) The governing body of this Corporation shall be a Board of Directors. Subject to any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of not less than three (3) members, or such other number as may be fixed from time to time by the Board of Directors by resolution adopted by the affirmative vote of 75% of the members of the Board of Directors then in office. Directors need not be stockholders of the Corporation. The Corporation shall nominate the persons holding the offices of Chairman of the Board and President for election as directors at any meeting at which such persons are subject to election as directors.

                   (b) Except as otherwise fixed by the Certificate of Incorporation relating to the rights of the holders of any series of preferred stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of preferred stock, the Board of Directors shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of a number of directors equal to one-third (33 1/3%) of the then authorized number of members of the Board of Directors. The term of office of the initial Class I directors shall expire at the annual meeting of stockholders in 2002; the term of office of the initial Class II directors shall expire at the annual meeting of stockholders in 2003; and the term of office of the initial Class III directors shall expire at the annual meeting of stockholders in 2004. At each annual meeting of stockholders of the Corporation the successors of that class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will serve until the earliest to occur of their death, resignation, removal or disqualification or the election and qualification of their respective successors.

                  Section 2.2       Resignations.

                  Any director of the Corporation, or any member of any committee, may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board or the President or Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

                  Section 2.3       Removal of Directors.

                  Subject to the rights of the holders of any series of preferred stock, directors may be removed from office only for cause upon the affirmative vote of the holders of not less than a majority of the total voting power of the then outstanding shares entitled to vote at an election of directors voting together as a single class.

                  Section 2.4       Newly Created Directorships and Vacancies.

                  Subject to the rights of the holders of any series of preferred stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director at any regular or special meeting of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, except as may be provided in the terms of any series of preferred stock with respect to any additional director elected by the holders of such series of preferred stock. Notwithstanding
Article 1 of these Bylaws, in case the entire Board of Directors shall die or resign, the President or Secretary of the Corporation, or any ten (10) stockholders may call and cause notice to be given for a special meeting of stockholders in the same manner that the Chairman of the Board may call such a meeting, and directors for the unexpired terms may be elected at such special meeting.

                  Section 2.5       Meetings.

                  The annual meeting of each newly elected Board of Directors may be held on such date and at such time and place as the Board of Directors determines. The annual meeting may be held immediately following the annual meeting of stockholders, and if so held, no notice of such meeting shall be necessary to the newly elected directors in order to hold the meeting legally, provided that a quorum shall be present thereat.

                  Notice of each regular meeting shall be furnished in writing to each member of the Board of Directors not less than five (5) days in advance of said meeting, unless such notice requirement is waived in writing by each member. No notice need be given of the meeting immediately following an annual meeting of stockholders.

                  Special meetings of the Board of Directors shall be held at such time and place as shall be designated in the notice of the meeting. Special meetings of the Board of Directors may be called by the Chairman of the Board, and shall be called by the President or Secretary of the Corporation upon the written request of not less than 75% of the members of the Board of Directors then in office.

                  Section 2.6       Notice of Special Meetings.

                  The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of special meetings of the Board of Directors by mail at least ten (10) days before the meeting, or by facsimile transmission, electronic mail or personal service at least twenty-four (24) hours before the meeting unless such notice requirement is waived in writing by each member. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

                  Section 2.7       Conference Telephone Meeting.

                  Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of telephone conference or other similar communications equipment by means of which all persons participating in the meeting can hear each other and communicate with each other, and such participation in a meeting shall constitute presence in person at such meeting.

                  Section 2.8       Quorum and Organization of Meetings.

                  A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board or in his absence by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

                  The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee to replace absent or disqualified members at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors passed as aforesaid, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the laws of the State of Delaware to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless otherwise specified in the resolution of the Board of Directors designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to
Article 2 of these Bylaws.

                  Section 2.9       Indemnification.

                  The Corporation shall indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation, to the fullest extent permitted by the laws of the State of Delaware and the Corporation's Certificate of Incorporation, as now or hereafter in effect.

                  Section 2.10      Indemnity Undertaking.

                  To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements). Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this
Section 2.10. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

                  Section 2.11      Advancement of Expenses.

                  The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding; provided, however, that, if required by the laws of the State of Delaware, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in
Section 2.12 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

                  Section 2.12      Claims.

                  If a claim for indemnification or advancement of expenses under this Article 2 is not paid in full within thirty (30) days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.

                  Section 2.13      Amendment, Modification or Repeal.

                  Any amendment, modification or repeal of the foregoing provisions of this Article 2 shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such repeal or modification.

                  Section 2.14 Executive Committee of the Board of Directors.

                  The Board of Directors, by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, may designate an executive committee, all of whose members shall be directors, to manage and operate the affairs of the Corporation or particular properties or enterprises of the Corporation. Subject to the limitations of the law of the State of Delaware and the Certificate of Incorporation, such executive committee shall exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation including, but not limited to, the power and authority to authorize the issuance of shares of common or preferred stock. The executive committee shall keep minutes of its meetings and report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it. Regular meetings of the executive committee, of which no notice shall be necessary, shall be held at such time, dates and places as shall be fixed by resolution adopted by the executive committee. Special meetings of the executive committee shall be called at the request of the President or of any member of the executive committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that oral notice by telephone or otherwise shall be sufficient if received not later than the day immediately preceding the day of the meeting.

                  Section 2.15      Other Committees of the Board of Directors.

                  The Board of Directors may by resolution establish committees other than an executive committee and shall specify with particularity the powers and duties of any such committee. Subject to the limitations of the laws of the State of Delaware and the Certificate of Incorporation, any such committee shall exercise all powers and authority specifically granted to it by the Board of Directors, which powers may include the authority to authorize the issuance of shares of common or preferred stock. Such committees shall serve at the pleasure of the Board of Directors, keep minutes of their meetings and have such names as the Board of Directors by resolution may determine and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to them.

                  Section 2.16      Directors' Compensation.

                  Directors shall receive such compensation for attendance at any meetings of the Board and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.

                  Section 2.17      Action Without Meeting.

                  Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them without a meeting.

                                   ARTICLE III

                                    OFFICERS

                  Section 3.1       Executive Officers.

                  The Board of Directors shall elect from its own number, at its first meeting after each annual meeting of stockholders, a Chairman of the Board and a President. The Board of

Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer and a Secretary, any of whom may or may not be directors. The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation. Each officer shall hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders following their respective election. Any person may hold at one time two or more offices; provided, however, that the President shall not hold any other office except that of Chairman of the Board.

                  Section 3.2       Powers and Duties of Officers.

                  The Chairman of the Board shall have overall responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of Chairman of the Board and such other duties as may be prescribed from time to time by the Board of Directors. He shall be the senior officer of the Corporation and in case of the inability or failure of the President to perform his duties, he shall perform the duties of the President. He may appoint and terminate the appointment or election of officers, agents or employees other than those appointed or elected by the Board of Directors. He may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations. The Chairman shall preside at all meetings of stockholders and of the Board of Directors at which he is present, and shall perform such other duties as may be prescribed from time to time by the Board of Directors or these Bylaws.

                  The President of the Corporation shall have such powers and perform such duties as customarily pertain to a chief executive officer and the office of a president, including, without limitation, being responsible for the active direction of the daily business of the Corporation, and shall exercise such other duties as may be prescribed from time to time by the

Board of Directors. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations. In the absence or disability of the Chairman of the Board, the President shall perform the duties and exercise the powers of the Chairman of the Board.

                  Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Chairman of the Board, the President, the executive committee, if any, or the Board of Directors. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties which implement policies established by the Board of Directors.

                  The Treasurer shall be the chief financial officer of the Corporation. Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. He shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. He may sign, with the Chairman of the Board, President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. He shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by him on account of the Corporation, shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors or the President, shall render a statement of his accounts. He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws. He may be required to give bond for the faithful performance of his duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                  The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. He shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                  Section 3.3       Bank Accounts.

                  In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the Chairman of the Board or the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the Chairman of the Board or the President of the Corporation.

                  Section 3.4       Proxies; Stock Transfers.

                  Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chairman of the Board or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation. Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chairman of the Board or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to transfer, sell or dispose of stock of any corporation in which this Corporation may hold stock.

                                   ARTICLE IV

                                  CAPITAL STOCK

                  Section 4.1       Shares.

                  The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by the Chairman of the Board of Directors or the President and by the Secretary or the Treasurer, and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the Delaware General Corporation Law or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights.

                  Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.

                  Section 4.2       Transfer of Shares.

                  (a) Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

                  (b) The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the

Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                  Section 4.3       Lost Certificates.

                  The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.

                  Section 4.4 Transfer Agent and Registrar.

                  The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them.

                  Section 4.5 Regulations.

                  The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.

                                    ARTICLE V

                               GENERAL PROVISIONS

                  Section 5.1       Offices.

                  The Corporation shall maintain a registered office in the State of Delaware as required by the laws of the State of Delaware. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or as the business of the Corporation may require.

                  Section 5.2       Corporate Seal.

                   The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware."

                  Section 5.3 Fiscal Year.

                  The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

                  Section 5.4       Notices and Waivers Thereof.

                  Whenever any notice is required by the laws of the State of Delaware, the Certificate of Incorporation or these Bylaws to be given to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, by electronic mail or facsimile transmission, addressed to such address as appears on the books of the Corporation. Any notice given by electronic mail or facsimile transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given three (3) business days after it shall have been deposited in the United States mail with postage thereon prepaid.

                  Whenever any notice is required to be given by law, the Certificate of Incorporation, or these Bylaws, a written waiver thereof, signed by the person entitled to such notice, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law.

                  Section 5.5       Saving Clause.

                  These Bylaws are subject to the provisions of the Certificate of Incorporation and applicable law. In the event any provision of these Bylaws is inconsistent with the Certificate of Incorporation or the corporate laws of the State of Delaware, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.

                  Section 5.6       Amendments.

                  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.

                  Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the preceding paragraph.


                                       31